UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31390	06-1195422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North	Plymouth	Minnesota	55441
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	CBKC	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On December 10, 2020, Christopher & Banks Corporation issued a press release reporting its results for the thirteen and thirty-nine week periods ended October 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

The information furnished in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Exchange Act or the 1933 Act, except as expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Christopher & Banks Corporation (the “Company”) has entered into stay bonus repayment agreements with each of the following named executive officers are part of a Key Employee Retention Plan (“KERP”) approved by the Board of Directors. The KERP is intended to facilitate business continuity during a critical phase in which the Company is evaluating its strategic options. Under the KERP, each executive was granted a lump sum payment equivalent to three months’ salary, which subject to the Board's waiver, they are obligated to repay if they voluntarily resign, or are terminated with cause, within six months of the effective date of the agreement. Keri Jones, President and Chief Executive Officer, received $175,000; Richard Bundy, Senior Vice President and Chief Financial Officer, received $90,000; Andrea Kellick, Senior Vice President, Chief Merchandising Officer, received $95,000; and Carmen Wamre, Senior Vice President, Chief Stores Officer, received $78,800.

A form of the stay bonus repayment agreement is filed as Exhibit 10.1 to this report. The foregoing description of the agreements is subject in its entirety to the actual terms of the stay bonus repayment agreement, a form of which is set forth in Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
10.1 Form of Stay Bonus Repayment Agreement
99.1 Christopher & Banks Corporation Press Release dated December 10, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: December 10, 2020	By:	/s/ Richard Bundy
Richard Bundy
Senior Vice President, Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
December 10, 2020	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description
10.1	Form of Stay Bonus Repayment Agreement.
99.1	Christopher & Banks Corporation Press Release dated December 10, 2020.

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